Putnam Focused International Equity Fund
The fund's portfolio
7/31/24 (Unaudited)

COMMON STOCKS (95.3%)(a)
	Shares	Value
Banks (7.2%)
AIB Group PLC (Ireland)	4,555,359	$26,129,195
HDFC Bank, Ltd. (India)	1,608,259	30,970,687

		57,099,882
Broadline retail (4.3%)
Alibaba Group Holding, Ltd. (China)	1,830,300	18,029,338
Prosus NV (China)	468,032	16,267,134

		34,296,472
Capital markets (2.4%)
London Stock Exchange Group PLC (United Kingdom)	154,924	18,860,698

		18,860,698
Diversified telecommunication services (6.2%)
Cogeco Communications, Inc. (Canada)	580,812	26,629,051
Liberty Global, Ltd. Class A (United Kingdom)(NON)	1,132,736	22,077,025

		48,706,076
Entertainment (3.3%)
Universal Music Group NV (Netherlands)	1,098,987	26,154,435

		26,154,435
Food products (4.0%)
Ottogi Corp. (South Korea)	51,800	16,453,021
Yakult Honsha Co., Ltd. (Japan)	736,600	15,172,208

		31,625,229
Health care technology (2.4%)
CompuGroup Medical SE & Co. KGaA (Germany)	1,112,682	19,291,284

		19,291,284
Household durables (8.7%)
Berkeley Group Holdings PLC (The) (United Kingdom)	364,751	23,820,412
Persimmon PLC (United Kingdom)	1,234,591	25,211,541
Sony Group Corp. (Japan)	225,000	20,018,873

		69,050,826
Industrial conglomerates (3.7%)
Hikari Tsushin, Inc. (Japan)	99,400	18,587,433
SK Square Co., Ltd. (South Korea)(NON)	169,173	10,334,634

		28,922,067
Insurance (3.8%)
Admiral Group PLC (United Kingdom)	855,623	30,292,524

		30,292,524
Interactive media and services (6.4%)
Alphabet, Inc. Class C	188,347	32,612,283
Rightmove PLC (United Kingdom)	2,439,116	18,067,363

		50,679,646
IT Services (2.5%)
Tata Consultancy Services, Ltd. (India)	369,190	19,388,495

		19,388,495
Oil, gas, and consumable fuels (5.9%)
Canadian Natural Resources, Ltd. (Canada)	635,966	22,579,983
International Petroleum Corp. (Canada)(NON)	1,645,962	24,161,023

		46,741,006
Passenger airlines (4.7%)
Ryanair Holdings PLC ADR (Ireland)	363,307	36,802,999

		36,802,999
Personal care products (1.8%)
Unilever PLC (United Kingdom)	232,125	14,251,983

		14,251,983
Pharmaceuticals (5.9%)
AstraZeneca PLC (United Kingdom)	103,545	16,463,330
Bayer AG (Germany)	466,001	13,866,541
Sanofi SA (France)	159,112	16,415,726

		46,745,597
Semiconductors and semiconductor equipment (6.1%)
Japan Material Co., Ltd. (Japan)	832,600	10,969,624
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	1,295,000	37,223,681

		48,193,305
Software (6.8%)
Constellation Software, Inc. (Canada)	16,985	53,591,849

		53,591,849
Technology hardware, storage, and peripherals (3.9%)
Samsung Electronics Co., Ltd. (Preference) (South Korea)	652,093	30,485,419

		30,485,419
Trading companies and distributors (4.7%)
ITOCHU Corp. (Japan)	718,300	36,878,421

		36,878,421
Transportation infrastructure (0.6%)
Anhui Expressway Co., Ltd. Class H (China)	3,676,000	4,442,725

		4,442,725

Total common stocks (cost $687,966,997)		$752,500,938

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Constellation Software, Inc. (Canada)(F)	8/22/28	$0.00	20,759	$2

Total warrants (cost $—)				$2

SHORT-TERM INVESTMENTS (4.2%)(a)
	Shares	Value
Putnam Short Term Investment Fund Class P 5.47%(AFF)	33,146,347	$33,146,347

Total short-term investments (cost $33,146,347)		$33,146,347
TOTAL INVESTMENTS

Total investments (cost $721,113,344)		$785,647,287

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2023 through July 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $789,709,316.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 10/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/24
	Short-term investments
	Putnam Short Term Investment Fund Class P‡	$32,274,951	$144,009,415	$143,138,019	$1,327,106	$33,146,347

	Total Short-term investments	$32,274,951	$144,009,415	$143,138,019	$1,327,106	$33,146,347
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United Kingdom	21.5%
	Canada	16.2
	Japan	12.9
	United States	8.4
	Ireland	8.0
	South Korea	7.3
	India	6.4
	China	4.9
	Taiwan	4.8
	Germany	4.2
	Netherlands	3.3
	France	2.1

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund's investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund's investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$125,540,157	$—	$—
Consumer discretionary	65,299,087	38,048,211	—
Consumer staples	14,251,983	31,625,229	—
Energy	46,741,006	—	—
Financials	75,282,417	30,970,687	—
Health care	66,036,881	—	—
Industrials	36,802,999	70,243,213	—
Information technology	53,591,849	98,067,219	—

Total common stocks	483,546,379	268,954,559	—
Warrants	—	—	2
Short-term investments	—	33,146,347	—

Totals by level	$483,546,379	$302,100,906	$2
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Warrants (number of warrants)	21,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com